UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A (Amendment Two)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     June 23, 2006

MLM INDEX™ FUND
(Exact name of registrant as specified in its charter)

Delaware	0-49767	Unleveraged Series 22-2897229
Leveraged Series 22-3722683
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

47 Hulfish Street, Suite 510, Princeton, New Jersey	08542
(Address of principal executive offices)	(Zip Code)

(609) 924-8868
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Explanatory Note

MLM is filing this 8-K/A (Amendment Two) to include as an Exhibit to the filed 8-K/A (Amendment One) correspondence from Grant Thornton, LLP, MLM’s independent registered public accountant, agreeing with statements made by MLM in Item 4.02 of its 8-K filed on June 29, 2006. This filing is made pursuant to the requirements of Item 4.02(c) of Form 8-K, and in response to the Commission’s request for the Exhibit.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

Exhibit Number	Description

7	Correspondence from Independent Registered Public Accountant Agreeing with Statements Made by MLM in Item 4.02 of 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MLM INDEX™ FUND
By: Mount Lucas Management Corporation, Manager

By: /s/Timothy Rudderow
Timothy Rudderow, President

EXHIBIT INDEX

Exhibit Number	Description

7	Correspondence from Independent Registered Public Accountant Agreeing with Statements Made by MLM in Item 4.02 of 8-K.